Sandler O'Neill East Coast Financial Services Conference November 16, 2017 Robert Cozzone – Chief Financial Officer Exhibit 99.1

(2) Who We Are •Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $6.3B • Deposits: $6.7B • $AUA: $3.3B • Market Cap: $1.9B • NASDAQ: INDB

(3) Key Messages • Lengthy track record of consistent, solid performance • Robust loan and core deposit activity • Growing fee revenue sources, esp. Investment Mgmt. • Expanding footprint in growth markets • Tangible book value steadily growing * • Steadily improving operating efficiency • Disciplined risk management culture • Proven integrator of acquired banks • Deep, experienced management team * See appendix A for reconciliation

(4) Expanding Company Footprint Source: SNL Financial; Deposit/Market Share data as of June 30, 2017 Market Share % of INDB Dep. Plymouth County Rank 2017 1 22.9% 39% Norfolk County Rank 2017 5 5 4.8% 19% Barnstable County (Cape Cod) Rank 2017 4 11.2% 13% Bristol County Rank 2017 6 7.8% 12% Middlesex County Rank 2017 19 1.1% 10% Suffolk County Rank 2017 18 0.3% 4% Dukes County (MV) Rank 2017 3 16.0% 2% Worcester County Rank 2017 30 0.3% 1%

(5) Recent Accomplishments • Four consecutive years of record operating earnings** • Finalized acquisition of New England Bancorp, Inc. of Cape Cod and Island Bancorp, Inc. of Martha's Vineyard • Capitalizing on expansion moves in vibrant Greater Boston market • Growth initiatives – new commercial products, new revitalized branches, expanded digital offerings, senior talent adds, esp. Commercial Lending and Investment Management • Strong household growth rate • Consistently high rankings in third-party surveys **See appendix B for reconciliation

(6) Strong Fundamentals Driving Performance • Robust customer activity • Core deposits at 90% • Fee revenues rising • Low funding costs • Low credit loss rates • TBV steadily growing* • Solid returns • Accretive acquisitions * See appendix A for reconciliation **See appendix B for reconciliation +13% CAGR +16% CAGR

(7) Vibrant Commercial Lending Franchise • Long-term CRE/ C&I lender • Increased small business focus • Strong name recognition in local markets • Expanded market presence • Experienced, knowledgeable lenders • Growing in sophistication and capacity • Commercial banker development program • Disciplined underwriting Total Loans $6.3B Avg. Yield: 4.17% 3Q 2017

(8) Commercial Diversification $3.5B as of 9/30/17 $859M as of 9/30/17 *Includes 1-4 Family, multifamily, Condos and Approved Land **Non-Owner Occupied Commercial Real Estate divided by Total Capital

(9) Low Cost Deposit Base • Sizable demand deposit component • Valuable source of liquidity • Relationship-based approach • Expanded digital access • Growing commercial base Total Deposits $6.7B 3Q 2017

(10) Investment Management : Transformed Into High Growth Business • Successful business model • Growing source of fee revenues • Strong feeder business from Bank • Expanding investment center locations • Adding experienced professionals • Cross-sell opportunity in acquired bank markets +83% +154%

(11) Asset Quality: Well Managed • Disciplined underwriter • Low loss rates • High average FICOs and low average LTVs in consumer book bps bps 1bps 1bps

(12) Strong Capital Position * See appendix A for reconciliation • Strong internal capital generation • No storehousing of excess capital • No external equity raising • No dividend cuts $1.04 $1.16

(13) Well-Positioned for Rising Rates: Prudent Balance Sheet Management

(14) Sustaining Business Momentum Business Line • Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL, Leasing • Lender Development Programs • Continue to Drive Household Growth • Expand Digital Offerings • Optimize Branch Network • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Expand COI Relationships • Continue Aggressive H.E. Marketing • Scalable Resi Mortgage Origination Platform Focal Points

(15) Optimizing Retail Delivery Network In the past twelve months we have: • Utilized specialized analytics software/location model • Shifted branch distribution • Closed/consolidated 2 • Opened 1 • Relocated 1 • Redesigned 4 • Added 3 off-site ATMs • Introduced SecurLOCK feature that provides the customer with control to manage the security of their debit card (turn off/on, alerts, etc.) • Implemented Apple, Android, and Samsung Pay • Allowed for electronic scans of customer identification • Enabled EMV compatible ATMs

(16) Expanded Presence in Vibrant Greater Boston Central Bancorp $357MM Deposits 10 Branches – Nov. 2012 Investment Management and Commercial Lending Center October 2013 Peoples Federal Bancshares $432MM Deposits 8 Branches – Feb. 2015 Long-Term Commercial Lender in Greater Boston

(17) Island Bancorp Acquisition Edgartown National Bank • Profitable, well-managed community bank • Provides first retail presence on M.V. • Excellent complement to growing Cape Cod presence • Financially attractive • $0.03 - $0.04 EPS accretion expected in 2018 • Neutral to TBV • Modest, low-risk deal • Asset size: $200MM • Transaction value: $29MM • Closed in May ‘17 INDB: A Proven Integrator

(18) Building Franchise Value Disciplined Acquisitions Deal Value: $84.5MM 2% Core Dep. Premium* Benjamin Franklin Bancorp Apr '09 $994mm Assets $701mm Deposits 11 Branches Deal Value: $52.0MM 8% Core Dep. Premium* Central Bancorp Nov '12 $537mm Assets $357mm Deposits 10 Branches Deal Value: $40.3MM 8% Core Dep. Premium* Mayflower Bancorp Nov '13 $243mm Assets $219mm Deposits 8 Branches $276 mm Assets $176mm Deposits Net 1 Branch Deal Value: $41.7MM 12% Core Dep. Premium* All Acquisitions Immediately Accretive *Incl. CDs <$100k Deal metrics based on closing price and actual acquired assets New England Bancorp Nov '16 Deal Value: $102.2 MM 17% Core Dep. Premium* Slade’s Ferry Bancorp Mar '08 $630mm Assets $411mm Deposits 9 Branches Peoples Federal Bancshares Feb '15 $640 mm Assets $432mm Deposits 8 Branches Deal Value: $141.8MM 10% Core Dep. Premium* Island Bancorp May '17 $194 mm Assets $171mm Deposits Net 4 Branches Deal Value: $29MM 9% Core Dep. Premium*

(19) Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand Acquired Bank Customer Bases Investment Management • $3.3 billion AUA • Wealth/Institutional • Strong referral network Commercial Banking • Sophisticated products • Extended capacity • In-depth market knowledge Retail/Customer • Award-winning customer service • Electronic/mobile banking • Competitive home equity products

(20) INDB Investments Merits • High quality franchise in attractive markets • Strong organic business volumes • Growing brand recognition • Operating platform that can be leveraged further • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build and acquire to drive long-term value creation

(21) Appendix A The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: 2014 2015 2016 YTD17 (Dollars in thousands, except share and per share data) Tangible common equity Stockholders' equity (GAAP) $ 640,527 $ 771,463 $ 864,690 $ 931,224 (a) Less: Goodwill and other intangibles 180,306 212,909 231,374 242,105 Tangible common equity 460,221 558,554 633,316 689,119 (b) Tangible assets Assets (GAAP) 6,364,318 7,209,469 7,709,375 8,052,919 (c) Less: Goodwill and other intangibles 180,306 212,909 231,374 242,105 Tangible assets 6,184,012 6,996,560 7,478,001 7,810,814 (d) Common shares 23,998,738 26,236,352 27,005,813 27,437,791 (e) Common equity to assets ratio (GAAP) 10.06% 10.70% 11.22% 11.56% (a/c) Tangible common equity to tangible assets ratio (Non-GAAP) 7.44% 7.98% 8.47% 8.82% (b/d) Book Value per share (GAAP) $ 26.69 $ 29.40 $ 32.02 $ 33.94 (a/e) Tangible book value per share (Non-GAAP) $ 19.18 $ 21.29 $ 23.45 $ 25.12 (b/e)

Appendix B

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated:

	2014		2015		2016		YTD 2017	
	(Dollars in thousands, except per share data)							
Net income available to common shareholders (GAAP)	$ 59,845	$ 2.49	$ 64,960	$ 2.50	$ 76,648	$ 2.90	$ 65,140	$ 2.38
Non-GAAP adjustments								
Noninterest income components								
Gain on life insurance benefits (tax exempt)	(1,964)	(0.08)	—	—	—	—	—	—
Gain on sale of fixed income securities	(121)	(0.01)	(798)	(0.03)	—	—	—	—
Noninterest expense components								
Impairment on acquired facilities	524	0.02	109	—	—	—	—	—
Loss on extinguishment of debt	—	—	122	0.01	437	0.02	—	—
Loss on sale of fixed income securities	21	—	1,124	0.04	—	—	—	—
Loss on termination of derivatives	1,122	0.05	—	—	—	—	—	—
Merger and acquisition expenses	1,339	0.06	10,501	0.40	5,455	0.20	3,393	0.12
Total impact of noncore items	921	0.04	11,058	0.42	5,892	0.22	3,393	0.12
Net tax benefit associated with noncore items	(866)	(0.03)	(4,285)	(0.16)	(2,163)	(0.08)	(1,241)	(0.04)
Net operating earnings (Non-GAAP)	$ 59,900	$ 2.50	$ 71,733	$ 2.76	$ 80,377	$ 3.04	$ 67,292	$ 2.46

INDEPENDENT
BANK CORP.

(22)

(23) NASDAQ Ticker: INDB www.rocklandtrust.com Robert Cozzone – CFO & Treasurer Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.